           FORM OF NON-EMPLOYEE DIRECTOR STOCK SUBSCRIPTION AGREEMENT
           ----------------------------------------------------------

     NON-EMPLOYEE DIRECTOR STOCK SUBSCRIPTION AGREEMENT, dated as of October __, 1999, between Dynatech Corporation, a Delaware corporation (the "Company"), and the Purchaser whose name appears on the signature page hereof (the "Purchaser").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Company desires to encourage and enable Directors to acquire a proprietary interest in the Company;

     WHEREAS, it is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company;

     WHEREAS, the Board of Directors of the Company (the "Board") has adopted the Dynatech Corporation Directors Stock Purchase Plan (the "Plan") and, pursuant to the Plan, has granted to the Purchaser the right to purchase the aggregate number of shares of Common Stock ("Common Stock"), of the Company set forth on the signature page hereof (each a "Share" and, collectively, the "Shares") at the purchase price provided for herein; and

     WHEREAS, the Purchaser desires to subscribe for and purchase from the Company the Shares, at a purchase price of $3.25 per share, such price being the fair market value of a share of Common Stock, as determined in good faith by the Board on May 18, 1999;

     WHEREAS, the Company desires to sell the Shares to the Purchaser on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, to implement the foregoing and in consideration of the mutual promises, covenants and agreements contained herein, the parties hereto hereby agree as follows:

     1. Purchase and Sale of Common Stock.
        ---------------------------------

     (a) Purchase of Common Stock. Subject to all of the terms and conditions of
         ------------------------
this Agreement, the Purchaser hereby subscribes for and shall purchase, and the Company shall sell to the Purchaser, the Shares, at a purchase price of $3.25 per Share, at the Closing provided for in Section 2(a) hereof. Notwithstanding anything to the contrary, the Company shall have no obligation to sell any Common Stock to any person who will not be a director of the Company immediately following the Closing.

     (b) Consideration. Subject to all of the terms and conditions of this
         -------------
Agreement, the Purchaser shall deliver to the Company at the Closing referred to in Section 2(a) hereof, immediately available funds in the amount of the aggregate purchase price set forth on the signature page hereof.

     2. Closing.
        -------

     (a) Time and Place. Except as otherwise mutually agreed by the Company and
         --------------
the Purchaser, the closing (the "Closing") of the transaction contemplated by this Agreement shall be held at the offices of Dynatech Corporation, 3 New England Executive Park, Burlington, Massachusetts 01803 on or about ____________, 1999.

     (b) Delivery by the Company. At the Closing, the Company shall deliver to
         -----------------------
the Purchaser a stock certificate registered in the Purchaser's name and representing the Shares, which certificate shall bear the legends set forth in
Section 3(b) hereof.

     (c) Delivery by the Purchaser. At the Closing, the Purchaser shall deliver
         -------------------------
to the Company the consideration referred to in Section 1(b) hereof.

     3. Purchaser's Representations, Warranties and Covenants.
        -----------------------------------------------------

     (a) Investment Intention. The Purchaser represents and warrants that the
         --------------------
Purchaser is acquiring the Shares solely for the Purchaser's own account for investment and not with a view to or for sale in connection with any distribution thereof. The Purchaser agrees that the Purchaser will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of any Shares), except in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Securities and Exchange Commission thereunder, and in compliance with applicable state securities or "blue sky" laws. The Purchaser further understands, acknowledges and agrees that none of the Shares may be transferred, sold, pledged, hypothecated or otherwise disposed of (i) unless the provisions of Section 4 shall have been complied with or have expired, (ii) unless (A) such disposition is pursuant to an effective registration statement under the Securities Act, (B) the Purchaser shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act or (C) a no-action letter from the Securities and Exchange Commission, reasonably satisfactory to the Company, shall have been obtained with respect to such disposition and (iii) unless such disposition is pursuant to registration under any applicable state securities laws or an exemption therefrom.

     (b) Legends. The Purchaser acknowledges that the certificate or
         -------
certificates representing the Shares shall bear the following legends or other appropriate legends:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A NON-EMPLOYEE DIRECTOR STOCK SUBSCRIPTION AGREEMENT, DATED AS OF OCTOBER __, 1999, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AND NEITHER THIS CERTIFICATE NOR THE SHARES REPRESENTED BY IT ARE ASSIGNABLE OR OTHERWISE TRANSFERABLE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH NON-EMPLOYEE DIRECTOR STOCK SUBSCRIPTION AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION RIGHTS, DATED AS OF MAY 21, 1998, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY AS THE SAME MAY BE AMENDED FROM TIME TO TIME."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE

          COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND
          (ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM."

     (c) Securities Law Matters. The Purchaser acknowledges receipt of advice
         ----------------------
from the Company that (i) the Shares have not been registered under the Securities Act or qualified under any state securities or "blue sky" laws, (ii) the Shares must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Shares unless the Shares are subsequently registered under the Securities Act and such state laws or an exemption from registration is available, (iii) when and if the Shares may be disposed of without registration in reliance upon Rule 144 promulgated under the Securities Act ("Rule 144"), such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (iv) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Shares and (v) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer set forth in this Agreement and appropriate stop-transfer restrictions will be issued to the Company's stock transfer agent with respect to the Shares.

     (d) Compliance with Rule 144. If any of the Shares are to be disposed of
         ------------------------
in accordance with Rule 144, the Purchaser shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Securities and Exchange Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

     (e) Ability to Bear Risk. The Purchaser represents and warrants that (i)
         --------------------
the financial situation of the Purchaser is such that the Purchaser can afford to bear the economic risk of holding the Shares for an indefinite period and
(ii) the Purchaser can afford to suffer the complete loss of the Purchaser's investment in the Shares.

     (f) Questionnaire. The Purchaser agrees to furnish such documents and
         -------------
comply with such reasonable requests of the Company as may be necessary to substantiate the Purchaser's status as a qualifying investor in connection with the private offering of shares of Common Stock to the Purchaser. The Purchaser represents and warrants that all information contained in such documents and any other written materials concerning the status of the Purchaser furnished by the Purchaser to the Company in connection with such requests will be true, complete and correct in all material respects.

     (g) Access to Information. The Purchaser represents and warrants that (i)
         ---------------------
the Purchaser has carefully reviewed the Amended and Restated Offering

Memorandum, dated October 1999, and the other materials furnished to the Purchaser in connection with the transaction contemplated hereby, (ii) the Purchaser has been granted the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the purchase of the Shares and to obtain any additional information that the Purchaser deems necessary to verify the accuracy of the information contained in such materials and (iii) the Purchaser's knowledge and experience in financial and business matters is such that the Purchaser is capable of evaluating the risks of the investment in the Shares.

     (h) Registration; Restrictions on Sale upon Public Offering. The Purchaser
         -------------------------------------------------------
shall be entitled to the rights and subject to the obligations created under the Registration Rights Agreement, dated as of May 21, 1999, among the Company, Clayton, Dubilier & Rice Fund V Limited Partnership (the "Fund") and certain stockholders of the Company (the "Registration Rights Agreement"), to the extent set forth therein, and the Shares shall be considered Registrable Securities thereunder. The Purchaser agrees that, in the event that the Company files a registration statement under the Securities Act with respect to an underwritten public offering of any shares of its capital stock, the Purchaser will not effect any public sale or distribution of any shares of the Common Stock (other than as part of such underwritten public offering), including but not limited to, pursuant to Rule 144 or Rule 144A ("Rule 144A") under the Securities Act, during the 20 days prior to and the 180 days after the effective date of such registration statement.

     4. Restrictions on Disposition of Shares. For 18 months from the date of
        -------------------------------------
this Agreement, neither the Purchaser nor any of the Purchaser's heirs or representatives shall sell, assign, transfer, pledge or otherwise directly or indirectly dispose of or encumber any of the Shares to or with any other person, firm, trust, association, corporation or entity (including, without limitation, transfers to any other holder of the Company's capital stock, dispositions by gift, by will, by a corporation as a distribution in liquidation and by operation of law other than a transfer of Shares by operation of law to the estate of the Purchaser upon the death of the Purchaser, provided that such
                                                         --------
estate shall be bound by all of the provisions of this Agreement), provided that
                                                                   --------
such restrictions shall not apply to any such disposition of the Shares pursuant to Section 6 of this Agreement. The restrictions contained in this Section 4 shall terminate in the event that an underwritten public offering of the Common Stock led by one or more underwriters at least one of which is an underwriter of nationally recognized standing (a "Public Offering") has been consummated and shall not apply to a sale to the underwriters as part of a Public Offering. Any transfer or attempted transfer of the Shares in violation of this Section 4 shall be null and void ab initio, and the Company shall not register, recognize or give effect to any such transfer or attempted transfer, nor shall the intended transferee acquire any rights in such Shares. The Purchaser acknowledges and agrees that the restrictions on transfer of the Shares contained in this Section 4 relate to special, unique and extraordinary matters and that a violation of any of the terms of such restrictions will cause the Company irreparable injury for which adequate remedies are not available at law. Accordingly, the Purchaser agrees that the Company shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain the Purchaser from committing any violation of the terms of such restrictions. These injunctive remedies are cumulative and in addition to any other rights and remedies the Company may have.

     5. Representations and Warranties of the Company. The Company represents
        ---------------------------------------------
and warrants to the Purchaser that (a) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, (b) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, (c) the Shares, when issued, delivered and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, and free and clear of any liens or encumbrances other than those created pursuant to this Agreement, or otherwise in connection with the transactions contemplated hereby and upon his acquisition of the Shares, the Purchaser will become entitled to the rights and subject to the obligations of a holder of "Registrable Securities" as set forth in the Registration Rights Agreement.

     6. Tag-Along Rights. So long as there has not been an underwritten public
        ----------------
offering of the Common Stock led by at least one underwriter of nationally recognized standing (a "Public Offering"), the Fund hereby agrees not to make any sale or transfer of Common Stock owned by the Fund which would constitute a Qualifying Sale, except pursuant to the following provisions of this Section 6:

     (a) At least 30 days prior to making any sale or transfer of Common Stock which would constitute a Qualifying Sale, the Fund will deliver a written notice (the "Sale Notice") to the Company and the Purchaser. The Sale Notice will fully disclose the identity of the prospective transferee and the terms and conditions of the proposed Qualifying Sale. The Fund agrees not to consummate any such proposed Qualifying Sale until at least 30 days after the Sale Notice has been delivered to the Purchaser, unless the Fund has received notice from the Purchaser indicating whether or not the Purchaser has elected to participate in such Qualifying Sale and the number of shares to be sold by the Purchaser has been finally determined pursuant hereto prior to the expiration of such 30-day period. The Purchaser may elect to participate in the proposed Qualifying Sale by delivering written notice to the Fund and the Company within 30 days after receipt of the Sale Notice. If the Purchaser elects to participate in such proposed Qualifying Sale, the Purchaser will be entitled to sell in such Qualifying Sale, at the same price and on the same terms as the Fund, a number of Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of the then outstanding Common Stock represented by the shares of Common Stock then held by the Purchaser by (B) the aggregate percentage of the then outstanding Common Stock represented by the Common Stock then held by the Fund and the aggregate Common Stock held by those directors and employees of the Company or a subsidiary (including the Purchaser) who elect to participate in such proposed Qualifying Sale pursuant to the terms of their respective agreements and (ii) the number of shares of Common Stock such transferee has agreed to purchase in the proposed Qualifying Sale (or, in the case of a Qualifying Sale within the meaning of clause (ii) of Section 6(b), the Excess Number of shares which such transferee has agreed to purchase).

     (b) The term "Qualifying Sale" shall mean (i) any sale or transfer of Common Stock proposed to be made by the Fund at any time after the Fund has sold or transferred in the aggregate at least the Qualifying Number of shares of Common Stock or (ii) in the event that prior to the sale or transfer by the Fund of an aggregate of the Qualifying Number of shares of Common Stock, the Fund proposes to sell or transfer a number of shares of Common Stock which when combined with any prior sales or transfers of such shares by the Fund exceeds the Qualifying Number, the sale or transfer of a number of shares (the "Excess Number") equal to the excess of (A) the sum of any shares previously sold or transferred by the Fund and the aggregate number of shares proposed to be sold or transferred in such contemplated sale, over (B) the Qualifying Number of shares. In determining whether there is a Qualifying Sale, equitable adjustments shall be made to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction. The term "Qualifying Number" shall mean 5,539,539 shares of Common Stock (excluding any sales or transfers by the Fund to any director or employee of the Company or a subsidiary of the Company).

     (c) The obligation of the Fund and the rights of the Purchaser pursuant to this Section 6 will not apply to any sale or transfer by the Fund pursuant to a distribution to the public (whether pursuant to a Public Offering or pursuant to Rule 144 or otherwise (but not pursuant to Rule 144A or any successor provision). Any shares referred to, or covered by any sale, transfer or distribution referred to, in the preceding sentence shall not be included in the computation of Qualifying Sale.

     (d) The Fund acknowledges that the Purchaser would be irreparably damaged in the event of a breach or a threatened breach by the Fund of any of its obligations under this Section 6 and the Fund agrees that, in the event of a breach or a threatened breach by the Fund of any such obligation, the Purchaser shall, in addition to any other rights and remedies available to him or her in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting it specific performance by the Fund of its obligations under this Section 6. In the event that the Purchaser shall file suit to enforce the covenants contained in this Section 6 (or obtain any other remedy in respect of any breach thereof) and prevails in such suit the Purchaser shall be entitled to recover from the Company the costs incurred by the Purchaser in conducting the suit, including reasonable attorney's fees and expenses.

     7. Miscellaneous.
        -------------

     (a) Notices. All notices and other communications required or permitted to
         -------
be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company, the Fund or the Purchaser, as the case may be, at the following addresses or to such other address as the Company, the Fund or the Purchaser, as the case may be, shall specify by notice to the others:

     (i)   if to the Company, to it at:

               Dynatech Corporation
               3 New England Executive Park
               Burlington, MA 01803
               Attention:  General Counsel
               ---------

     (ii) if to the Purchaser, to the Purchaser at the address set forth on the signature page hereof.

     (iii) if to the Fund, to:

               Clayton, Dubilier & Rice
                  Fund V Limited Partnership
               1403 Fulk Road, Suite 106
               Wilmington, Delaware 19803
               Attention:  Brian D. Finn
               ---------

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof. Copies of any notice or other communication given under this Agreement shall also be given to:

               Clayton, Dubilier & Rice, Inc.
               375 Park Avenue, 18th Floor
               New York, New York  10152
               Attention:  Joseph L. Rice, III
               ---------
               and

               Debevoise & Plimpton
               875 Third Avenue
               New York, New York  10022
               Attention:  Franci J. Blassberg, Esq.
               ---------

The Fund also shall be given a copy of any notice or other communication between the Purchaser and the Company under this Agreement at its address as set forth above.

     (b) Binding Effect; Benefits. This Agreement shall be binding upon the
         ------------------------
parties to this Agreement and their respective successors and assigns and shall inure to the benefit of the parties to the Agreement, the Fund and their respective successors and assigns. Except as provided in Section 6, nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement, the Fund or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

     (c) Waiver; Amendment.
         -----------------

     (i) Waiver. Any party hereto or beneficiary hereof may by written notice
         ------
to the other parties (A) extend the time for the performance of any of the obligations or other actions of the other parties under this Agreement, (B) waive compliance with any of the conditions or covenants of the other parties contained in this Agreement and (C) waive or modify performance of any of the obligations of the other parties under this Agreement, provided that any waiver of the provision of Section 6 must be consented to in writing by the Fund. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party or beneficiary shall be deemed to constitute a waiver by the party or beneficiary taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto or beneficiary hereof of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by a party to exercise any right or privilege hereunder shall be deemed a waiver of such party's or beneficiary's rights or privileges hereunder or shall be deemed a waiver of such party's or beneficiary's rights to exercise the same at any subsequent time or times hereunder.

     (ii) Amendment. This Agreement may not be amended, modified or supplemented
          ---------
orally, but only by a written instrument executed by the Purchaser and the Company, and (in the case of any amendment, modification or supple-ment to or affecting Section 6 hereof, or that adversely affects the rights of the Fund hereunder) consented to by the Fund in writing.

     (d) Entire Agreement. This Agreement is the entire agreement of the
         ----------------
parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective affiliates, representatives and agents in respect of the subject matter hereof.

     (e) Assignability. Neither this Agreement nor any right, remedy, obligation
         -------------
or liability arising hereunder or by reason hereof shall be assignable by the Company or the Purchaser without the prior written consent of the other parties and the Fund. The Fund may assign from time to time all or any portion of its rights under Section 6 hereof to one or more persons or other entities designated by it.

     (f) Applicable Law. This Agreement shall be construed in accordance with
         --------------
and governed by the laws of the State of New York, without giving effect to the conflicts of laws rules thereof to the extent such rules would require or permit the application of the laws of another jurisdiction, except to the extent that the corporate law of the jurisdiction of incorporation of the Company specifically and mandatorily applies.

     (g) Section and Other Headings, etc. The section and other headings
         -------------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     (h) Counterparts. This Agreement may be executed in any number of
         ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     (i) Delegation by the Board. All of the powers, duties and
         -----------------------
responsibilities of the Board specified in this Agreement may, to the full extent permitted by applicable law, be exercised and performed by any duly constituted committee thereof to the extent authorized by the Board to exercise and perform such powers, duties and responsibilities.

     IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date first above written.

                              DYNATECH CORPORATION


                              By:
                                  --------------------------------
                                  Name:
                                  Title:


                              THE PURCHASER


                              By:
                                  --------------------------------
                                  Name:

                              Address of the Purchaser:


                              ------------------------------------

                              ------------------------------------

                              ------------------------------------




Total Number of Shares
of Common Stock to be
Purchased:


----------------------


Cash Purchase Price:

$
 ---------------------